UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 6, 2003

SHOE CARNIVAL, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8233 Baumgart Road, Evansville, IN	47725

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(812) 867-6471

Not Applicable

(Former name or former address if changed since last report)

Item 12.	Results of Operations and Financial Condition

On November 6, 2003, Shoe Carnival, Inc. (the "Company") issued a press release announcing its October 2003 sales results and estimated earnings for its third fiscal quarter ended November 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)

Dated: November 6, 2003	By:	/s/ W. Kerry Jackson

W. Kerry Jackson
Senior Vice President and Chief Financial Officer

SHOE CARNIVAL, INC.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Sales Release - Month Ended November 1, 2003